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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-2-29858


                         SUPPLEMENT DATED APRIL 5, 2004
                                       TO
                           DAVIS NEW YORK VENTURE FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2003



The following disclosure supplements the existing disclosure found in the section entitled "ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P. AND SUB-ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS-NY, INC."

"The board of directors, including a majority of the Independent Directors, approved additional breakpoints in the adviser fee for net assets in excess of $7 billion according to the following schedule:


Previous Adviser Fee Schedule
-----------------------------

   Assets      Cum. Assets
 (millions)    (millions)     Fee(BP)*
-----------------------------------------

    $250          $250           75
    $250          $500           65
   $2,500        $3,000          55
   $1,000        $4,000          54
   $1,000        $5,000          53
   $1,000        $6,000          52
   $1,000        $7,000          51
   Excess        $7,000          50


Additional Breakpoints excess of $7 billion
-------------------------------------------

   $3,000        $10,000         50
   $8,000        $18,000        48.5
   Excess        $18,000         47


* Fee expressed in "basis points" which is 1/100 of 1%. Thus, a fee of 75 basis points is equal to 0.75% of average net assets.


The additional breakpoints are effective April 1, 2004